EXHIBIT 8 (f)
                               Powers of Attorney

                                Power of Attorney

                                 With Respect To

                          Ameritas Life Insurance Corp.

              Variable Annuity and Variable Life Insurance Products

Bert A. Getz,
whose signature appears below, constitutes and appoints Donald R. Stading and JoAnn M. Martin, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective November 20, 2004 and remains in effect until revoked or revised.

                                              /S/ Bert A. Getz
                             ---------------------------------------------------
                                               Bert A. Getz
                                                 Director

                                Power of Attorney
                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

James R. Knapp,
whose signature appears below, constitutes and appoints Donald R. Stading and JoAnn M. Martin, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective November 20, 2004 and remains in effect until revoked or revised.

                                                 /S/ James R. Knapp
                             ---------------------------------------------------
                                                 James R. Knapp
                                                 Director
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                                Power of Attorney
                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Winston J. Wade,
whose signature appears below, constitutes and appoints Donald R. Stading and JoAnn M. Martin, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective November 20, 2004 and remains in effect until revoked or revised.

                                                 /S/ Winston J. Wade
                               -------------------------------------------------
                                                   Winston J. Wade
                                                      Director